Exhibit 99.1

          Homestore Reports Fourth Quarter and Full Year 2004 Results

     WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--March 9, 2005--

          Year Highlighted by Revenue Growth, Positive Earnings Before
       Interest, Depreciation and Amortization (EBITDA) and Positive Cash
                     Flow; Class Action Settlement Finalized

     Homestore, Inc. (NASDAQ:HOMS), the leading provider of real estate media and technology solutions, today reported financial results for the fourth quarter and full year ended December 31, 2004. Total revenue for the fourth quarter was $54.3 million, compared to $51.9 million in the fourth quarter of 2003. Revenue for the full year 2004 was $216.9 million, compared to $205.9 million for the full year 2003.
     Net income for the fourth quarter was $6.0 million, or $0.04 per share, compared to a loss of $(12.1) million, or $(0.10) per share, for the fourth quarter of 2003. The net income for the current quarter includes a gain on the disposition of assets totaling $7.3 million, and a revision in estimates to previous restructuring charges of $971,000. Results for the fourth quarter of 2003 included an impairment charge of $1.8 million and restructuring charges totaling $4.1 million. The net loss for the full year ended December 31, 2004 was $(7.9) million, or $(0.06) per share, compared with a net loss of $(47.1) million, or $(0.40) per share for the full year 2003.
     Homestore's EBITDA (earnings before interest, restructuring charges and certain other non-cash expenses, principally stock-based charges, depreciation, and amortization) for the fourth quarter of 2004, was $2.9 million, compared to a loss of $(915,000) for the fourth quarter of 2003. Homestore's EBITDA for the full year 2004 was $2.6 million, compared to an EBITDA loss of $(17.8) million for the full year 2003. The Company has reported EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.
     "We are pleased that 2004 proved to be such a pivotal year in the turnaround of Homestore. Revenue grew in all our business segments. We generated positive EBITDA and positive cash flow for the first full year in our corporate history, strengthening our balance sheet with approximately $60 million in cash and positive working capital," said Mike Long, Homestore's chief executive officer. "Finalizing the settlement of our shareholder class action lawsuit announced earlier this week, along with other legal resolutions achieved during the year, combines with our improving operational performance and robust investment strategy to make 2005 a very exciting year for Homestore."
     The results for the current and prior periods reflect the reclassification of the Company's WyldFyre and Computers for Tracts (CFT) software businesses as discontinued operations. WyldFyre was sold on October 6, 2004. CFT was sold on December 21, 2004.
     At December 31, 2004, Homestore had $59.9 million in cash and short-term investments available to fund operations. The increase of $11.9 million from last quarter includes approximately $9.5 million in net proceeds from the sale of WyldFyre and CFT.

     CONFERENCE CALL

     As previously announced, Homestore will host a conference call, which will be broadcast live over the Internet today, Wednesday, March 9, 2005, at 2:00 p.m. PST (5:00 p.m. EST). Chief Executive Officer, Mike Long, and Chief Financial Officer, Lew Belote, will discuss the Company's fourth quarter and full year 2004 results. In order to participate in the call, investors should log on to http://ir.homestore.com and click on "Event Calendar." Please connect to the above Web site ten minutes prior to the call to load any necessary audio software. A replay of the call will be available in the same section of the Company's Web site two hours after the end of the call, and will be available until midnight on March 16 at 706-645-9291, conference code 4027785. For additional information regarding the Company's results, please go to the "SEC Filings" section at http://ir.homestore.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Homestore's Form 10-K for the year ended December 31, 2004 is expected to be filed with the Securities and Exchange Commission on, or before, March 15, 2005.

     USE OF NON-GAAP FINANCIAL MEASURES

     To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Homestore uses a non-GAAP measure of income (loss) from operations excluding restructuring, impairment and certain other non-cash expenses, which is referred to as EBITDA. A reconciliation of this non-GAAP measure to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Homestore's current financial performance and its prospects for the future. Homestore believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters. Further, this non-GAAP method is the primary basis management uses for planning and forecasting its future operations. The presentation of this additional information should not be considered in isolation or as a substitute for results prepared in accordance with GAAP.

     CAUTION REGARDING FORWARD LOOKING STATEMENTS

     This press release may contain forward-looking statements, including information about management's view of Homestore's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Homestore, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Homestore files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Homestore's future results. The forward-looking statements included in this press release are made only as of the date hereof. Homestore cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Homestore expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.


                            HOMESTORE, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except per share amounts)
                (restated for discontinued operations)
                              (unaudited)

                                            Three Months Ended
                                    ----------------------------------
                                      December   September   December
                                         31,        30,         31,
                                        2004        2004       2003
                                     ---------- ----------- ----------

Revenue                              $ 54,334   $  54,782   $ 49,998
Related party revenue                      --          --      1,862
                                     ---------- ----------- ----------
  Total revenue                        54,334      54,782     51,860
Cost of revenue                        12,457      12,655     13,359
                                     ---------- ----------- ----------
  Gross profit                         41,877      42,127     38,501
Operating expenses:
  Sales and marketing                  19,976      21,415     24,225
  Product and website development       3,847       3,812      3,970
  General and administrative           17,014      22,371     13,825
  Amortization of intangible assets     1,462       1,990      2,492
  Litigation settlement                    --          --         --
  Impairment of long-lived assets          --          --      1,758
  Restructuring charges                   971          --      4,100
                                     ---------- ----------- ----------
       Total operating expenses        43,270      49,588     50,370
                                     ---------- ----------- ----------

Loss from operations                   (1,393)     (7,461)   (11,869)
Interest income (expense), net            258         474       (136)
Other income (expense), net               124       2,234        (75)
                                     ---------- ----------- ----------
Loss from continuing operations        (1,011)     (4,753)   (12,080)

Gain on disposition of discontinued
 operations                             7,294          --         --
Income (loss) from discontinued
 operations                              (251)        180         23
                                     ---------- ----------- ----------
  Net income (loss)                  $  6,032   $  (4,573)  $(12,057)
                                     ========== =========== ==========

Basic and diluted net income (loss)
 per share
  Continuing operations              $  (0.01)  $   (0.03)  $  (0.10)
  Discontinued operations                0.05        0.00       0.00
                                     ========== =========== ==========
  Net income (loss)                  $   0.04   $   (0.03)  $  (0.10)
                                     ========== =========== ==========

Shares used to calculate basic and
 diluted per share amounts
     Basic                            146,323     145,823    120,273
                                     ---------- ----------- ----------
  Diluted                             154,902     145,823    120,273
                                     ========== =========== ==========


                            HOMESTORE, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except per share amounts)

                                                     Year Ended
                                                 December   December
                                                    31,        31,
                                                   2004       2003
                                                ---------- -----------

Revenue                                         $216,860   $ 198,227
Related party revenue                                 --       7,695
                                                ---------- -----------
  Total revenue                                  216,860     205,922
Cost of revenue                                   50,829      56,569
                                                ---------- -----------
Gross profit                                     166,031     149,353

Operating expenses:
  Sales and marketing                             88,388     101,122
  Product and website development                 15,362      17,065
  General and administrative                      68,442      65,333
  Amortization of intangible assets                7,894      21,863
  Litigation settlement                            2,168      63,600
  Impairment of long-lived assets                     --      26,999
  Restructuring charges                            1,316       4,100
                                                ---------- -----------
       Total operating expenses                  183,570     300,082
                                                ---------- -----------
Loss from operations                             (17,539)   (150,729)

Interest income (expense), net                       672        (406)
Gain on settlement of distribution agreement          --     104,071
Other income (expense), net                        2,366         691
                                                ---------- -----------
Loss from continuing operations                  (14,501)    (46,373)

Gain on disposition of discontinued operations     7,294       2,530
Income from discontinued operations                 (679)      3,281
                                                ---------- -----------
Net loss                                        $ (7,886)  $ (47,124)
                                                ========== ===========

Basic and diluted loss per share
  Continuing operations                         $  (0.11)  $   (0.39)
  Discontinued operations                           0.05       (0.01)
                                                ---------- -----------
  Net loss                                      $  (0.06)  $   (0.40)
                                                ========== ===========

Shares used to calculate basic and diluted per
 share amounts                                   136,518     118,996
                                                ========== ===========


                            HOMESTORE, INC.
             RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

    IMPACT OF RESTRUCTURING, IMPAIRMENT AND CERTAIN OTHER NON-CASH
               EXPENSES ON LOSS FROM OPERATIONS (EBITDA)
                            (in thousands)
                              (unaudited)

                                            Three Months Ended
                                    ----------------------------------
                                      December   September   December
                                         31,        30,         31,
                                        2004        2004       2003
                                     ---------- ----------- ----------

Loss from operations                 $ (1,393)  $  (7,461)  $(11,869)

Plus:
  Stock-based charges                     134         134        105
  Amortization of intangible assets     1,462       1,990      2,492
  Depreciation                          1,737       1,888      2,499
  Litigation settlement                    --          --         --
  Impairment of long-lived assets                              1,758
  Restructuring charges                   971          --      4,100
                                     ---------- ----------- ----------
Income (loss) from operations
 excluding
restructuring, impairment and
 certain other non-cash expenses
 (EBITDA)                            $  2,911   $  (3,449)  $   (915)
                                     ========== =========== ==========


                                                 Twelve Months Ended
                                                ----------------------
                                                 December   December
                                                    31,        31,
                                                   2004        2003
                                                ---------- -----------

Loss from operations                            $(17,539)  $(150,729)

Plus:
  Stock-based charges                                819       5,109
  Amortization of intangible assets                7,894      21,863
  Depreciation                                     7,901      11,267
  Litigation settlement                            2,168      63,600
  Impairment of long-lived assets                     --      26,999
  Restructuring charges                            1,316       4,100
                                                ---------- -----------
Income (loss) from operations excluding
restructuring, impairment and certain other
 non-cash expenses (EBITDA)                     $  2,559   $ (17,791)
                                                ========== ===========


                            HOMESTORE, INC.
                       SEGMENT OPERATING RESULTS
                            (in thousands)
                              (unaudited)

                                            Three Months Ended
                                    ----------------------------------
                                      December   September   December
                                         31,        30,         31,
                                        2004        2004       2003
                                     ---------- ----------- ----------
Revenue:
  Media services                     $ 37,562   $  37,151   $ 36,508
  Software                              4,978       4,539      3,795
  Print                                11,794      13,092     11,557
                                     ---------- ----------- ----------
Total revenue                          54,334      54,782     51,860
                                     ========== =========== ==========

Operating income (loss)
  Media services                        9,697       8,395      5,577
  Software                                223         175       (889)
  Print                                (1,013)        367       (374)
  Unallocated                         (10,300)    (16,398)   (16,183)
                                     ---------- ----------- ----------
     Loss from operations            $ (1,393)  $  (7,461)  $(11,869)
                                     ========== =========== ==========


                                                 Twelve Months Ended
                                               -----------------------
                                                 December   December
                                                    31,        31,
                                                   2004        2003
                                                ---------- -----------
Revenue:
  Media services                                $150,053   $ 143,510
  Software                                        18,210      15,018
  Print                                           48,597      47,394
                                                ---------- -----------
Total revenue                                    216,860     205,922
                                                ========== ===========

Operating income (loss)
  Media services                                  31,149      10,548
  Software                                           462      (4,996)
  Print                                           (1,191)     (1,608)
  Unallocated                                    (47,959)   (154,673)
                                                ---------- -----------
     Loss from operations                       $(17,539)  $(150,729)
                                                ========== ===========


                            HOMESTORE, INC.
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)

                                                 Twelve months ended
                                                    December 31,
                                               -----------------------
                                                     2004        2003
                                               ----------- -----------

Cash flows from continuing operating
 activities:
Loss from continuing operations                $(14,501)   $ (46,373)
Adjustments to reconcile net loss to net cash
 provided by "used in" continuing operating
 activities:
   Depreciation                                   7,901       11,267
   Amortization of intangible assets              7,894       21,863
   Gain on sales of property and equipment       (2,226)          --
   Impairment of long-lived assets                   --       26,999
   Provision for doubtful accounts                  340        2,266
   Stock-based charges                              819        7,249
   Gain on settlement of distribution
    agreement                                        --     (104,071)
   Realized loss on sale of marketable
    securities                                                   180
   Other non-cash items                             (40)         373
Changes in operating assets and liabilities,
 net of discontinued operations:
   Accounts receivable                             (430)       3,716
   Prepaid distribution expense                  10,509       22,812
   Restricted cash                               (5,840)          --
   Other assets                                   5,710        1,108
   Accounts payable and accrued expenses          2,493       37,971
   Accrued distribution agreement                (7,406)     (22,162)
   Deferred revenue                               5,475        2,131
   Deferred revenue from related parties             --       (6,657)
                                               ----------  -----------
Net cash provided by "used in" continuing
 operating activities                            10,698      (41,328)

Net cash provided by discontinued operations      9,915          421
                                               -----------------------

Net cash provided by "used in" operating
 activities                                      20,613      (40,907)
                                               -----------------------

Cash flows from investing activities:
Purchases of property and equipment              (6,872)      (8,722)
Maturities of short term investments              1,000           --
Purchases of short term investments             (24,465)     (21,575)
Proceeds from the sale of assets                  6,737        1,320
                                               ----------  -----------
Net cash used in investing activities           (23,600)     (28,977)
                                               ----------  -----------

Cash flows from financing activities:
Proceeds from payment of stockholders' notes         --           61
Proceeds from exercise of stock options,
 warrants and shares issuances under employee
 stock
   purchase plan                                  3,864        3,302
                                               ----------  -----------
Net cash provided by financing activities         3,864        3,363
                                               ----------  -----------

Change in cash and cash equivalents                 877      (66,521)

                                               ----------  -----------
Cash and cash equivalents, beginning of period   13,942       80,463
                                               ----------  -----------

                                               ==========  ===========
Cash and cash equivalents, end of period       $ 14,819    $  13,942
                                               ==========  ===========


                            HOMESTORE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)

                                           December 31,  December 31,
                                               2004          2003
                                          -------------- -------------
ASSETS
Current assets:
   Cash and cash equivalents              $    14,819    $    13,942
   Short-term investments                      45,040         21,575
   Accounts receivable, net                    12,532         14,576
   Current portion of prepaid
    distribution expense                           --         10,509
   Other current assets                        12,498         10,585
                                          -------------  -------------
       Total current assets                    84,889         71,187

Property and equipment, net                    15,242         21,454
Goodwill, net                                  19,502         20,477
Intangible assets, net                         17,864         25,758
Restricted cash                                 5,840             --
Other assets                                    7,167         14,672
                                          -------------  -------------

                                          =============  =============
       Total assets                       $   150,504    $   153,548
                                          =============  =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                       $     2,675    $     1,409
   Accrued expenses                            39,894         42,576
   Accrued litigation settlement                   --         53,600
   Accrued distribution obligation                 --          7,406
   Obligation under capital leases              1,774          1,535
   Deferred revenue                            39,487         31,348
   Deferred revenue from related parties           --          4,042
                                          -------------  -------------
       Total current liabilities               83,830        141,916

Obligation under capital leases                   991            369
Deferred revenue                                4,100          2,869
Other non-current liabilities                   4,190          8,066
                                          ------------    ------------
       Total liabilities                       93,111        153,220
                                          ------------    ------------

Stockholders' equity:
   Common stock                                   147            122
   Additional paid-in capital               2,043,053      1,992,591
   Treasury stock, at cost                         --        (14,470)
   Deferred stock-based charges                  (406)          (258)
   Accumulated other comprehensive income         409            267
   Accumulated deficit                     (1,985,810)    (1,977,924)
                                          -------------  -------------
       Total stockholders' equity              57,393            328
                                          -------------  -------------

   Total liabilities and stockholders'
    equity                                $   150,504    $   153,548
                                          =============  =============


                            HOMESTORE, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                (restated for discontinued operations)
               (in thousands, except per share amounts)
                              (unaudited)

                                                              Twelve
                                 Three Months Ended           Months
                                                               Ended
                        ------------------------------------ ---------
                         March            September December December
                           31,   June 30,    30,       31,      31,
                          2004     2004     2004      2004     2004
                        ------------------------------------ ---------
Revenue                 $53,424  $54,320   $54,782  $54,334  $216,860
Cost of revenues         13,250   12,467    12,655   12,457    50,829
                        -------- -------- --------- -------- ---------
  Gross profits          40,174   41,853    42,127   41,877   166,031
                        -------- -------- --------- -------- ---------

Operating expenses:
  Sales and marketing    24,259   22,738    21,415   19,976    88,388
  Product & website
   development            3,935    3,768     3,812    3,847    15,362
  General and
   administrative        13,991   15,066    22,371   17,014    68,442
  Amortization of
   intangible assets      2,328    2,114     1,990    1,462     7,894
  Litigation settlement      --    2,168        --       --     2,168
  Impairment of long-
   lived assets              --       --        --       --        --
  Restructuring charges     345       --        --      971     1,316
                        -------- -------- --------- -------- ---------
Total operating expenses 44,858   45,854    49,588   43,270   183,570
                        -------- -------- --------- -------- ---------
Loss from operations     (4,684)  (4,001)   (7,461)  (1,393)  (17,539)
Interest income
 (expense), net             (85)      25       474      258       672
Gain on settlement of
 distribution agreement      --       --        --       --        --
Other income (expense),
 net                         (8)      16     2,234      124     2,366
                        -------- -------- --------- -------- ---------
Loss from continuing
 operations              (4,777)  (3,960)   (4,753)  (1,011)  (14,501)
Gain on disposition of
 discontinued operations     --       --        --    7,294     7,294
Income (loss) from
 discontinued operations   (306)    (302)      180     (251)     (679)
                        -------- -------- --------- -------- ---------
Net income (loss)       $(5,083) $(4,262)  $(4,573)  $6,032   $(7,886)
                        ======== ======== ========= ======== =========

Basic and diluted net
 income (loss) per share
 Continuing operations   $(0.04)  $(0.03)   $(0.03)  $(0.01)   $(0.11)
 Discontinued operations  (0.00)   (0.00)    (0.00)    0.05      0.05
                        ======== ======== ========= ======== =========
 Net income (loss)       $(0.04)  $(0.03)   $(0.03)   $0.04    $(0.06)
                        ======== ======== ========= ======== =========

Shares used to calculate
 basic and diluted per
 share amounts
 Basic                  121,138  132,577   145,823  146,323   136,518
                        -------- -------- --------- -------- ---------
 Diluted                121,138  132,577   145,823  154,902   136,518
                        ======== ======== ========= ======== =========


                            HOMESTORE, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                (restated for discontinued operations)
               (in thousands, except per share amounts)
                              (unaudited)

                                                              Twelve
                                Three Months Ended            Months
                                                               Ended
                      -------------------------------------- ---------
                       March             September December  December
                         31,   June 30,     30,       31,       31,
                        2003     2003      2003      2003      2003
                      -------------------------------------- ---------
Revenue               $51,946   $50,480   $51,636   $51,860  $205,922
Cost of revenues       14,382    14,348    14,480    13,359    56,569
                      -------- --------- --------- --------- ---------
  Gross profits        37,564    36,132    37,156    38,501   149,353
                      -------- --------- --------- --------- ---------
Operating expenses:
  Sales and marketing  26,195    25,312    25,390    24,225   101,122
  Product & website
   development          4,304     4,721     4,070     3,970    17,065
  General and
   administrative      16,985    17,943    16,580    13,825    65,333
  Amortization of
   intangible assets    7,423     6,181     5,767     2,492    21,863
  Litigation
   settlement              --    63,600        --        --    63,600
  Impairment of long-
   lived assets            --    12,158    13,083     1,758    26,999
  Restructuring
   charges                 --        --        --     4,100     4,100
                      -------- --------- --------- --------- ---------
Total operating
 expenses              54,907   129,915    64,890    50,370   300,082
                      -------- --------- --------- --------- ---------
Loss from operations  (17,343)  (93,783)  (27,734)  (11,869) (150,729)
Interest income
 (expense), net           (20)      (16)     (234)     (136)     (406)
Gain on settlement of
 distribution
 agreement            104,071        --        --        --   104,071
Other income
 (expense), net           761       199      (194)      (75)      691
                      -------- --------- --------- --------- ---------
Loss from continuing
 operations            87,469   (93,600)  (28,162)  (12,080)  (46,373)
Gain on disposition of
 discontinued
 operations               229     2,301        --        --     2,530
Income (loss) from
 discontinued
 operations              (494)     (390)   (2,420)       23    (3,281)
                      -------- --------- --------- --------- ---------
Net income (loss)     $87,204  $(91,689) $(30,582) $(12,057) $(47,124)
                      ======== ========= ========= ========= =========

Basic and diluted net
 income (loss) per
 share
 Continuing operations  $0.74    $(0.79)   $(0.24)   $(0.10)   $(0.39)
 Discontinued
  operations            (0.00)     0.01     (0.02)     0.00     (0.01)
                      ======== ========= ========= ========= =========
 Net income (loss)      $0.74    $(0.78)   $(0.26)    $0.10    $(0.40)
                      ======== ========= ========= ========= =========
 Diluted net income
  (loss) per share      $0.73    $(0.79)   $(0.24)   $(0.10)   $(0.39)
 Continuing operation  $(0.01)    $0.01    $(0.02)    $0.00    $(0.01)
                      -------- --------- --------- --------- ---------
 Discontinued
  operation             $0.72    $(0.78)   $(0.26)    $0.10    $(0.40)
                      ======== ========= ========= ========= =========

Shares used to
 calculate basic and
 diluted per share
 amounts
 Basic                118,151   118,114   119,418   120,273   118,996
 Diluted              120,414   118,114   119,418   120,273   118,996
                      ======== ========= ========= ========= =========


     ABOUT HOMESTORE, INC.

     Homestore, Inc. (NASDAQ:HOMS) is the leading provider of real estate media and technology solutions. The Company operates the No. 1 network of home and real estate Web sites including flagship site REALTOR.com(R), the official Web site of the National Association of REALTORS(R) and HomeBuilder.com(TM), the official new homes site of the National Association of Home Builders. Homestore also operates RENTNET(R), an apartments, corporate housing and self-storage resource, SeniorHousingNet(TM), a resource for senior housing and care, and FactoryBuiltHousing.com, the official Web site of the Manufactured Housing Institute, as well as Homestore.com(R), a home information resource. Homestore's print businesses are Homestore(R) Plans and Publications and Welcome Wagon(R). Homestore's professional software division includes TOP PRODUCER(R) Systems, a leading provider of provider of real estate sales productivity applications. For more information: http://ir.homestore.com.


     CONTACT: Homestore, Inc.
              Mollie O'Brien, 805-557-2303
              investorrelations@homestore.com